                                                                      EXHIBIT B
                                                     --------------------------
                                                           OMB APPROVAL
                  UNITED STATES                      --------------------------
       SECURITIES AND EXCHANGE COMMISSION            OMB Number       3235-0078
              Washington, D.C. 20549                 Expires:    March 31, 1991
                                                     Estimated average burden
                      FORM D                         hours per response...16.00
           NOTICE OF SALE OF SECURITIES              --------------------------
            PURSUANT TO REGULATION D,
               SECTION 4(6), AND/OR                  --------------------------
       UNIFORM LIMITED OFFERING EXEMPTION                   SEC USE ONLY
                                                     --------------------------
                                                     Prefix              Serial

                                                     --------------------------
                                                            DATE RECEIVED

                                                     --------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Name of Offering ([ ] check if this is an amendment and name has changed, and indicate change)
              Greyhawk Stained Glass, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Filing Under (Check box(es) that apply): [X] Rule 504 [ ] Rule 505  [ ] Rule 506  [ ] Section 4(6)  [ ] ULOE
Type of Filing  [X] New Filing  [ ] Amendment
-----------------------------------------------------------------------------------------------------------------------------------
                          A. BASIC IDENTIFICATION DATE
-----------------------------------------------------------------------------------------------------------------------------------
1. Enter the information requested about the issuer
-----------------------------------------------------------------------------------------------------------------------------------
Name of Issuer  ([ ] check if this is an amendment and name has changed, and indicate change.)
              Greyhawk Stained Glass, Inc.
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Address of Executive Offices           (Number and Street, City, State, Zip Code)        Telephone Number (including Area Code)
              9072 Quarrystone Las Vegas, NV 89123                                        (702) 896-3428
-----------------------------------------------------------------------------------------------------------------------------------
Address of Principal Business Operations (Number and Street, City, State, Zip Code)      Telephone Number (including Area Code)
(if different from Executive Offices)
-----------------------------------------------------------------------------------------------------------------------------------
Brief Description of Business

              The business sells and installs customized stained glass work.
              It also repairs broken pieces.

-----------------------------------------------------------------------------------------------------------------------------------
Type of Business Organization
  [X] corporation            [ ] limited partnership, already formed     [ ] other (please specify):
  [ ] business trust         [ ] limited partnership, to be formed
-----------------------------------------------------------------------------------------------------------------------------------

Actual or Estimated Date of Incorporation or Organization     [06] [97]  [X] Actual  [ ]   [ ] Estimated
Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State:
                                               CN for Canada: FN for other foreign jurisdiction)  [N][V]
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

Federal:
Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When To File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to file: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five(5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:
This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

                                   ATTENTION

FAILURE TO FILE NOTICE IN THE APPROPRIATE STATES WILL NOT RESULT IN A LOSS OF THE FEDERAL EXEMPTION. CONVERSELY, FAILURE TO FILE THE APPROPRIATE FEDERAL NOTICE WILL NOT RESULT IN A LOSS OF AN AVAILABLE STATE EXEMPTION UNLESS SUCH EXEMPTION IS PREDICATED ON THE FILING OF A FEDERAL NOTICE.



SEC 1972 (2-89) 1 of 8

------------------------------------------------------------------------------------------------------------------------------------
                                                    A. BASIC IDENTIFICATION DATA
------------------------------------------------------------------------------------------------------------------------------------
2.  Enter the information requested for the following:

    o Each promoter of the issuer, if the issuer has been organized within the past five years;

    o Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

    o Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and

    o Each general and managing partner of partnership issuers.
------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  / / Promoter  / / Beneficial Owner  /x/ Executive Officer  /x/ Director  / /General and/or
                                                                                                       Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)
        Baldino, Shannon
------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
        9072 Quarrystone Way, Las Vegas, NV 89123
------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  / / Promoter  / / Beneficial Owner  /x/ Executive Officer  /x/ Director  / /General and/or
                                                                                                       Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)
        Souers, Cathy
------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
        1004 Coral Isle Way, Las Vegas, NV 89108
------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  / / Promoter  / / Beneficial Owner  / / Executive Officer  / / Director  / /General and/or
                                                                                                       Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)

------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  / / Promoter  / / Beneficial Owner  / / Executive Officer  / / Director  / /General and/or
                                                                                                       Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)

------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  / / Promoter  / / Beneficial Owner  / / Executive Officer  / / Director  / /General and/or
                                                                                                       Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)

------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  / / Promoter  / / Beneficial Owner  / / Executive Officer  / / Director  / /General and/or
                                                                                                       Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)

------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  / / Promoter  / / Beneficial Owner  / / Executive Officer  / / Director  / /General and/or
                                                                                                       Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)

------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
                         (Use blank sheet, or copy and use additional copies of this sheet, as necessary.)


                                     2 of 8

--------------------------------------------------------------------------------
                           INFORMATION ABOUT OFFERING
--------------------------------------------------------------------------------

1. Has the issuer sold, or does the issuer intend to sell, to           Yes  No
   non-accredited investors in this offering? ........................  [X]  [ ]

            Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any individual? ...................................................  $500

                                                                        Yes  No
3. Does the offering permit joint ownership of a single unit? ........  [ ]  [X]

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any
   commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5)
   persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

  (Check "All States" or check individual States) ..............  [ ] All States

  [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
  [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
  [MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
  [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

  (Check "All States" or check individual States) ..............  [ ] All States

  [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
  [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
  [MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
  [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

  (Check "All States" or check individual States) ..............  [ ] All States

  [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
  [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
  [MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
  [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
--------------------------------------------------------------------------------

       (Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

                                     3 of 8

-------------------------------------------------------------------------------------
      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
-------------------------------------------------------------------------------------

1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box [ ] and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

                                                                  Aggregate     Amount
                                                                  Offering     Already
                                                                   Price        Sold

     Type of Security

     Debt....................................................    $           $
                                                                  ---------   ---------
     Equity..................................................    $ 15,000    $ 15,000
                                                                  ---------   ---------
               [ ] Common    [ ] Preferred

     Convertible Securities (including warrants).............    $           $
                                                                  ---------   ---------
     Partnership Interests...................................    $           $
                                                                  ---------   ---------
     Other (Specify__________________).......................    $           $
                                                                  ---------   ---------
           Total.............................................    $ 15,000    $ 15,000
                                                                  ---------   ---------

              Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investor who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

                                                                              Aggregate
                                                                                Dollar
                                                                    Number    Amount of
                                                                  Investors   Purchases


     Accredited Investors....................................                $
                                                                  ---------   ---------
     Non-accredited Investors................................        23      $ 15,000
                                                                  ---------   ---------
            Total (for filings under Rule 504 only)..........        23      $ 15,000
                                                                  ---------   ---------

                 Answer also in Appendex, Column 4, if
                 filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in oferings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C - Question 1.

                                                                                Dollar
                                                                   Type of      Amount
                                                                  Security       Sold

     Type of offering

     Rule 505................................................                $
                                                                  ---------   ---------
     Regulation A............................................                $
                                                                  ---------   ---------
     Rule 504................................................  common equity $ 15,000
                                                                  ---------   ---------
             Total...........................................                $
                                                                  ---------   ---------


4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.


     Transfer Agent's Fees.........................................    [ ]   $ 500
                                                                              ---------
     Printing and Engraving Costs..................................    [ ]   $
                                                                              ---------
     Legal Fees....................................................    [ ]   $ 500
                                                                              ---------
     Accounting Fees...............................................    [ ]   $ 500
                                                                              ---------
     Engineering Fees..............................................    [ ]   $
                                                                              ---------
     Sales Commissions (specify finders' fees separately)..........    [ ]   $
                                                                              ---------
     Other Expenses (identify)________________Escrow fee...........    [ ]   $ 500
                                                                              ---------
           Total...................................................    [ ]   $ 2000
                                                                              ---------


                                     4 of 8

--------------------------------------------------------------------------------
      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------



   b. Enter the difference between the aggregate offering price given in response to Part C - Question 1 and total expenses furnished in response to
   Part C - Question 4.a. This difference is the "adjusted gross proceeds to the
   issuer.".....................................................................                $13,000
                                                                                                -------

5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.



                                                                                Payments to
                                                                                 Officers,
                                                                                Directors, &    Payments to
                                                                                 Affiliates        Others
                                                                                ------------    -----------



Salaries and fees......................................................... [ ]  $               $     2,000
                                                                                 __________      __________

Purchase of real estate................................................... [ ]  $__________     $__________

Purchase, rental or leasing and installation of machinery and equipment... [ ]  $__________     $__________

Construction or leasing of plant buildings and facilities................. [ ]  $__________     $__________

Acquisition of other businesses (including the value of securities involved in this offering that may be used in exchange for the assets
or securities of another issuer pursuant to a merger)..................... [ ]  $__________     $__________

Repayment of indebtedness................................................. [ ]  $__________     $__________

Working capital in bank ($13,000)......................................... [ ]  $__________     $__________

Other (specify): _________________________________________________________ [ ]  $__________     $__________

__________________________________________________________________________

_____________________________________________________________............. [ ]  $__________     $__________

Column Totals............................................................. [ ]  $__________     $__________

Total Payments Listed (column totals added)...............................              [ ]  $2000
                                                                                            ----------

--------------------------------------------------------------------------------
                              D. FEDERAL SIGNATURE
--------------------------------------------------------------------------------
The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

--------------------------------------------------------------------------------
Issuer (Print or Type)                  Signature               Date

Greyhawk Stained Glass, Inc.            /s/ CATHY SOUERS        8-15-97
--------------------------------------------------------------------------------
Name of Signer (Print or Type)          Title of Signer (Print or Type)

Cathy Souers                            Secretary
--------------------------------------------------------------------------------

---------------------------------- ATTENTION -----------------------------------
INTENTIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL CRIMINAL VIOLATIONS. (SEE 18 U.S.C. 1001.)
--------------------------------------------------------------------------------

                                     5 of 8

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                                                         E. STATE SIGNATURE
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
1.  Is any party described in 17 CFR 230.252(c), (d), (e) or (f) presently subject to any of the disqualification    Yes    No
    provisions of such rule?....................................................................................     / /    /x/

2.  The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed, a notice on Form D (17 CFR 239.500) at such times as required by state law.

3.  The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the
    Uniform Limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

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Issuer (Print or Type)                        Signature                                        Date

Greyhawk Stained Glass, Inc.                  /s/ Cathy Souers                                 8-15-97
------------------------------------------------------------------------------------------------------------------------------------
Name (Print or Type)                         Title (Print or Type)
Cathy Souers                                 Secretary
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Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

                                                               6 of 8

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                                                              APPENDIX
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   1               2                       3                                         4                              5
                                                                                                              Disqualification
                                      Type of security                                                        under State ULOE
            Intend to sell             and aggregate                                                           (if yes, attach
          to non-accredited            offering price                     Type of investor and                  explanation of
          investors in State          offered in state                   amount purchased in State              waiver granted)
           (Part B-Item 1)            (Part C-Item 1)                        (Part C-Item 2)                    (Part E-Item 1)
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                                                           Number of                  Number of
                                                          Accredited                Non-Accredited
State        Yes     No                                    Investors       Amount      Investors      Amount       Yes     No
------------------------------------------------------------------------------------------------------------------------------------
AL
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AK
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AZ
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AR
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CA
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CO
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CT
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DE
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DC
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FL
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GA
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HI
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ID
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IL
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IN
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IA
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KS
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KY
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LA
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ME
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MD
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MA
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MI
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MN
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MS
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MO
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                                                               7 of 8

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                                                              APPENDIX
------------------------------------------------------------------------------------------------------------------------------------
   1               2                       3                                         4                              5
                                                                                                              Disqualification
                                      Type of security                                                        under State ULOE
            Intend to sell             and aggregate                                                           (if yes, attach
          to non-accredited            offering price                    Type of investor and                   explanation of
          investors in State          offered in state                 amount purchased in State                waiver granted)
           (Part B-Item 1)            (Part C-Item 1)                      (Part C-Item 2)                      (Part E-Item 1)
------------------------------------------------------------------------------------------------------------------------------------
                                                          Number of                 Number of
                                                         Accredited              Non-Accredited
State        Yes     No                                   Investors      Amount     Investors      Amount       Yes     No
------------------------------------------------------------------------------------------------------------------------------------
MT
------------------------------------------------------------------------------------------------------------------------------------
NE
------------------------------------------------------------------------------------------------------------------------------------
                                     common stock
NV            X                      equity $15,000                                  23             15,000                 X
------------------------------------------------------------------------------------------------------------------------------------
NH
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NJ
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NM
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NY
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NC
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ND
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OH
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OK
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OR
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PA
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RI
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SC
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SD
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TN
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TX
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UT
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VT
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VA
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WA
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WV
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WI
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WY
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PR
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                                                               8 of 8

                         [SHAWN F. HACKMAN LETTERHEAD]


                                                                 August 15, 1997

Board of Directors
Greyhawk Stained Glass, Inc.
9072 Quarrystone Way
Las Vegas, NV 89123

RE: Securities Act of 1933, as amended

Gentlemen:

In connection with the 85,000 issued and outstanding shares of common stock of Greyhawk Stained Glass, Inc., a Nevada corporation (the "Company"), you have asked my firm to discuss whether or not the proposed sale of certain shares of common stock of the Company by its shareholders could be made in compliance with the Securities Act of 1933, as amended (the "Act").

For purposes of the discussion contained herein, we have examined such corporate documents and records and have made such legal and factual examinations and inquiries and have relied upon such certificates, statements, representations or affidavits of the Company, as well as corporate or other records of the Company and certificates of public officials or opinions and documents of others as we deemed necessary or appropriate including the Offering Memorandum and Form D. In such examination, we have assumed the genuineness of all signatures on originals and certified or otherwise identified documents and or the conformity to originals or certified or otherwise identified documents or all copies submitted to us as conformed or as accurate copies.

In connection with our review, we have also been informed that the Company proposes to make available, to all interested parties, an Information and Disclosure Statement pursuant to the provisions of Rule 15c2-11 promulgated under the Securities Exchange Act of 1934, as amended, and that there may be a need for our opinion to be furnished with respect to the transferability of certain securities, which have not been registered pursuant to Section 5 of the Act.

As of the date hereof, the issued and outstanding securities of the Company consist of 85,000 shares, 0.001 par value, of common stock owned by 25 shareholders. According to the Company's records, all of said shareholders acquired said shares prior to August 15, 1997 and certain of said shareholders have requested the Company to allow said shareholders to transfer the shares held by them without registration.

Board of Directors
August 15, 1997
Page 2



The documents inspected by me reflect that the Company was duly incorporated under the laws of the State of Nevada on June 10, 1997. The Company was originally authorized to sell and issue 50,000,000 shares of common stock, $.001 par value. The original sale and issuance of the securities were authorized by resolutions of the Board of Directors in reliance upon the exemption from registration requirements of Section 5 of the Act, as provided in Section 4(2). Before August 15, 1997, the corporation sold and issued for cash, 75,000 shares of stock in reliance upon the exemption from registration requirements of Section 5 of the Act, as provided in Section 3(b) Rule 504.

Predicated upon the documents supplied and the representations from the Company and the law existing as of the date hereof, except for Cathy Souers and Shannon Baldino, none of the shareholders appear to be affiliates and said shareholders may freely transfer their shares without any restrictive legend in accordance with Rule 504.

If you have any questions, please do not hesitate to contact me.

Very truly yours,

/s/  SHAWN F. HACKMAN
----------------------
SHAWN F. HACKMAN, ESQ.